                                                                  EXHIBIT 10.30

                 TRADE NAME AND SERVICE MARK LICENSE AGREEMENT

             Trade Name and Service Mark License Agreement (this "Agreement") dated as of December 4, 1996, between Tele-Communications, Inc., a Delaware corporation ("TCI"), and TCI Satellite Entertainment, Inc., a Delaware corporation (the "Company").

                                    RECITALS

             A. TCI owns all the issued and outstanding capital stock of the Company (the "Company Stock").

             B. TCI intends to distribute (the "Distribution") the Company Stock to the holders of its Tele-Communications, Inc. Series A TCI Group Common Stock and Tele-Communications, Inc. Series B TCI Group Common Stock. As a result of the Distribution, the Company will cease to be a subsidiary of TCI, and TCI and the Company will be separate public companies.

             C. This Agreement sets forth the terms and conditions on which, for a period following the Distribution, the Company shall have the right to use the names "TCI" and "Tempo" and certain other trademarks and service marks of TCI in connection with the Digital Satellite Business.

             NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.   DEFINITIONS.

             As used herein, the following terms have the corresponding meanings:

             (a)   "Digital Satellite Business" means the business of
                    --------------------------
distributing multichannel programing services directly to consumers in the Territory via communications satellite broadcasting at Ku-band or higher frequencies, including the rental and sale of customer premises equipment relating thereto.

             (b)   "Effective Date" means the effective date of the
                    --------------
Distribution.

             (c)   "Marks" means (i) the service marks and trademarks described
                    -----
on Exhibit A, in each case for use only in the Territory in connection with the Digital Satellite Business, and (ii) any other service marks or trademarks added by amendment to this Agreement.

             (d)   "Names" means the corporate and trade names "TCI" and
                    -----
"Tempo," when used in conjunction with the word "Satellite," and as otherwise provided in Section 2 hereof, in the United States and every other jurisdiction in the in the Territory.

             (e)   "Term" means the period of time commencing on the Effective
                    ----
Date and expiring on the third anniversary of the Effective Date, subject to earlier termination (i) in accordance with Section 16 hereof, or (ii) upon notice by the Company to TCI that the Company has completely ceased using the Names and Marks.

             (f)   "Territory" means the United States and each other
                    ---------
jurisdiction within the limits set forth in Exhibit B hereto.

SECTION 2.   GRANT OF LICENSE.

             Subject to the terms and conditions set forth herein, TCI hereby grants to the Company for the Term a non-exclusive license (the "License"):

             (a) to use the names "TCI" and "Tempo" in its corporate name and/or in the names of its wholly-owned subsidiaries, and in any trade or fictitious names in any or all jurisdictions in the Territory, in, and only in, any of the following manners: (A) in the names "TCI Satellite Entertainment, Inc." and "Tempo Satellite, Inc."; (B) otherwise in conjunction with the word "Satellite", and without the words "Cable" or "International"; (C) in the name "PRIMESTAR By TCI," with or without any corporate or other identifier such as "Inc.," "Corp.," "L.P." or "L.L.C.," and (D) in such other manner as to which TCI shall have given its prior written consent, which consent may be granted or withheld by TCI in its sole and absolute discretion; and

             (b) to use the Marks, in the United States and any other jurisdiction in the Territory, solely for the purpose of conducting the Digital Sattelite Business, subject to any and all legal requirements and TCI policy limitations on such use that may arise from time to time in, or with respect to, any such jurisdiction, including but not limited to the TCI Graphics Standards Guide, as amended from time to time.

The License is non-assignable and may be revoked by TCI as provided herein. The Company shall not have the right to grant sublicenses hereunder, except to its wholly-owned subsidiaries.

SECTION 3.   FULLY-PAID LICENSE.

             The License is fully-paid, and no additional consideration or royalty is required to be paid by the Company hereunder.

SECTION 4.   REPRESENTATIONS AND WARRANTIES OF TCI.

             TCI hereby represents and warrants to the Company as follows: TCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby. All requisite corporate action on the part of TCI has been taken to authorize the execution and delivery of this Agreement and the grant of the License hereunder. This Agreement is a valid and binding obligation of TCI, enforceable in accordance with its terms. The execution and delivery of this Agreement by TCI and the consummation of the transactions contemplated hereby do not violate the provisions of TCI's certificate of incorporation or by-laws or, to the best knowledge of TCI, the provisions of any material indenture, agreement, evidence of indebtedness or other instrument to which TCI is a party or by which it or any of the Names or Marks are bound.

SECTION 5.   NO OTHER REPRESENTATIONS OR WARRANTIES OF TCI.

             The Company acknowledges that TCI has made no warranties or representations, other than as set forth in Section 4 hereof, to induce the Company to enter into this Agreement, including, without limitation, any representation, warranty or statement with respect to the validity, enforceability or coverage of the Names or Marks, or any of them, with or without respect to the Digital Satellite Business, or the validity, enforceability or coverage of any other trade name, trademark or service mark of TCI, in the United States or any other jurisdiction. The Company further acknowledges that it is aware that the Names or Marks may not have been registered or otherwise qualified or preserved under the laws of the United States or of any other jurisdiction.

SECTION 6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

             The Company hereby represents, warrants and covenants to TCI as follows:

             (a)   Organization; Corporation Authority. The Company is a
                   -----------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to own and operate its properties, to carry on the Digital Sattelite Business, and to enter into and perform this Agreement and the transactions contemplated hereby. All requisite corporate action on the part of the Company has been taken to authorize the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not violate the provisions of the Company's certificate of incorporation or by-laws, or to the best knowledge of the Company, the provisions of any material indenture, agreement, evidence of indebtedness or other instrument to which the Company is a party or by which it or its property is bound.

             (b)   Covenant Not to Contest. The Company shall not raise or cause
                   -----------------------
to be raised any questions concerning or objections to the validity of the Names or Marks, or any other trade names, trademarks, service marks or other names or marks of TCI, in the United States or any other jurisdiction in the world (collectively, the "Other Marks"), or to any registrations thereof, or to the proprietary rights of TCI thereto, on any grounds whatsoever.

             (c)   Use or Registration of Trademarks:  The Company shall not:
                   ---------------------------------

                   (i) use the Names or Marks, or any term, name, design, image, script, device or mark colorably similar thereto (a "Similar Mark"), except as specifically permitted herein;

                   (ii) seek to register the Names or Marks, or any Similar Mark, in the United States or any other jurisdiction; or

                   (iii) use the Names or Marks in conjunction or combination with any other trade name, trademark, service mark or other mark, or any other term, name, design, image, script or device, except as otherwise expressly provided herein.

             (d)   Trademark Use. In using the Names or Marks, the Company shall
                   -------------
use its diligent best efforts to avoid:

                   (i) any impairment of TCI's rights, titles and interests therein and thereto, and all goodwill associated therewith; and

                   (ii) any confusion, deception or mistake of the purchasing public with respect to the source or origin or standards of quality of any products or services bearing the Names or Marks;

and shall use the Names or Marks in the United States and each other jurisdiction in the Territory only in a manner that is in compliance with the laws and regulations of such jurisdiction.

SECTION 7.   NO OTHER RIGHTS OF THE COMPANY IN THE NAMES OR MARKS.

             The Company acknowledges that it does not have any right, title or interest in the Names or Marks other than its rights under the License as set forth herein. The Names or Marks and all Other Marks are the sole property of TCI, and any and all uses by the Company of the Names or Marks, or any Other Mark, any place in the world, shall inure to the benefit of TCI, whether or not any such use is in compliance with this Agreement. In no event shall any such use create or vest in favor of the Company any right, title or interest in the Names or Marks, any Other Mark or any other property or goodwill of TCI, or be deemed or construed to have created or vested any such right, title or interest. To the extent that any jurisdiction shall find or hold as a matter of law or otherwise that such use has created or vested in the Company any right, title or interest in or to the Names or Marks or any Other Mark, the Company, upon the request of TCI, shall execute and deliver to TCI appropriate assignments to vest such right, title and interest in TCI.

SECTION 8.   NON-EXCLUSIVE LICENSE.

             The License is non-exclusive. Nothing in this Agreement shall be construed to limit the right of TCI to use or to grant a license to use the Names or Marks or any Other Marks for any products or services, in the United States or any other jurisdiction within or without the Territory, even though such products or services are shipped, sold or offered in the same channels of trade as those of the Company.

SECTION 9.   MARKING.

             The Company shall place the following notice prominently on all advertising, promotional and other materials, labels, packaging materials or the like bearing or containing the Marks:

                   "'TCI' and the 'Illuminating the Globe' design are the
                    registered marks of, and are used under license granted by, Tele-Communications, Inc."

Notwithstanding the foregoing, the Company has the right to use the Names and Marks orally as well as in writing in various media.

SECTION 10.  ASSISTANCE IN REGISTRATION.

             At TCI's reasonable request, the Company shall, at the Company's own expense, assist TCI in the procurement or maintenance of any registrations for the Names or Marks in any jurisdiction in the Territory and in any other jurisdiction as TCI shall reasonably request by providing any information available from the Company and executing any documents necessary or advisable therefor in the sole discretion of TCI. The Company shall record the License in any jurisdiction in which such recordation is required by statute or is advisable in the sole discretion of TCI. Upon the prior written consent of TCI, which consent may be granted or withheld by TCI in its sole and absolute discretion, the Company may seek to register or qualify any or all Names and Marks under the laws of any jurisdiction in the Territory; provided, however,
                                                           --------  -------
that the Company shall bear (and, as applicable, reimburse TCI for) all costs and expenses incurred by the Company or TCI in connection with any such registration or qualification, or the procurement and/or maintenance thereof.

SECTION 11.  INFRINGEMENT BY THIRD PARTIES.

             (a) The Company shall promptly notify TCI of any adverse uses confusingly similar to the Names or Marks in connection with the Digital Satellite Business and shall take no other action of any kind with respect thereto without the express prior written authorization of TCI.

             (b) The ultimate determination of whether or not legal action shall be taken in any case shall lie exclusively with and at the sole discretion of TCI.

             (c) In the event that TCI in its sole discretion decides to institute legal action, TCI shall pay the costs of any such legal action. The Company shall cooperate in any action instituted or defended by TCI under this
Section 11 or Section 12 by providing any documents in its possession and control, by making available its personnel familiar with relevant facts, and otherwise as TCI shall reasonably request. Except as otherwise expressly provided in Section 12, the Company shall pay its own legal and other expenses, except that the Company shall be reimbursed by TCI for any out-of-pocket travel, lodging and subsistence expenses necessarily and reasonably incurred by the Company's personnel in connection with any action instituted or defended by TCI under this Agreement, if incurred at the written request of TCI.

SECTION 12.  INDEMNIFICATION BY THE COMPANY.

             The Company shall indemnify TCI and hold TCI harmless from any and all claims, suits, losses and damages (including, without limitation, reasonable fees and expenses of counsel and reasonable settlement costs) arising out of:

                   (a) any breach by the Company of any obligation of the Company under this Agreement; or

                   (b) any claim that any trade name, trademark, service mark or other mark used by the Company infringes any name, mark or right of any other person, except to the extent that such claim is based solely on the Company's use of the Names and Marks in the United States or any other jurisdiction in connection with the Digital Satellite Business in accordance with this Agreement.

SECTION 13.  QUALITY STANDARDS.

             The products or services bearing the Names or Marks shipped or offered by the Company shall be of a high standard and of such style, appearance and quality as to be adequate and suited to their exploitation to the best advantage and to the protection and enhancement of the Names and Marks and the goodwill pertaining thereto, and all products shall be manufactured, sold and distributed and all services shall be offered and performed in accordance with applicable laws, and such products and services shall not reflect adversely upon the good name of TCI or any of its programs or the Names, Marks or any Other Marks. To this end, all advertising, promotion and use of the Names and Marks by the Company shall be consistent with TCI guidelines and standards as may be issued from time to time by TCI and provided to the Company. In the conduct of the business and activities of the Company under the Names or Marks, the Company shall adhere to the highest ethical standards pertaining to the Company's business and operations, and shall do nothing that could in any way be injurious or detrimental to the Names or Marks or in any way damage the goodwill symbolized by the Names or Marks and shall make available to TCI any requested information necessary for TCI to evaluate such goodwill and reputation. TCI has provided to the Company a copy of the TCI guidelines issued with respect to the advertising, promotion and use of the Names and Marks (including notices and legends to be used in connection therewith) as currently in effect on the date hereof, which guidelines the Company shall follow. TCI shall have the right to exercise control as to the standards and quality of the products and services produced, sold or offered for sale in connection with the Names or Marks.

SECTION 14.  INSPECTION.

             The Company shall permit TCI's authorized representatives to have access to its premises for the purpose of inspecting the Company's products and services and shall furnish, at TCI's request, materials used in connection with the Names or Marks for the purpose of insuring that the Company is complying with TCI's quality standards and this Agreement.

SECTION 15.  ADVERTISING AND PROMOTIONAL MATERIALS.

             Upon request of TCI, the Company shall furnish to TCI free of cost, for its approval, a reasonable number of samples of each type of advertising and promotional materials or the like used for any products or services offered by the Company bearing the Names or Marks

SECTION 16.  TERM OF THIS AGREEMENT; TERMINATION.

             (a) This Agreement and the License will terminate at the end of the Term, unless sooner terminated pursuant to the provisions hereof.

             (b) This Agreement and the License may be terminated by either party (the "Terminating Party") on 60 days' prior written notice to the other party (the "Defaulting Party"), if (i) the Defaulting Party shall be in material default of a material obligation of such party under this Agreement, (ii) such default shall be incapable of being cured, or shall have continued for not less than 30 days after the Defaulting Party shall have received written notice thereof from the Terminating Party, and (iii) the Terminating Party shall be in material compliance with all material obligations of the Terminating Party under this Agreement.

             (c) This Agreement and the License shall terminate, immediately and automatically, whether or not notice shall have been given to the Company, upon the occurrence of any of the following events: (i) the bankruptcy or insolvency of the Company; (ii) the appointment of a receiver of the Company or any of its assets; (iii) the making by the Company of an assignment for the benefit of creditors; or (iv) the institution of proceedings for a reorganization, bankruptcy, dissolution or winding-up of the Company, or any similar proceeding under the laws of any jurisdiction to which the Company may be subject.

             (d) This Agreement and the License may be terminated by TCI, immediately upon written notice to the Company if, in TCI's sole judgment, which shall be reasonably exercised, the Company's continued use of the Names or Marks would materially jeopardize or be detrimental to the valuable goodwill and reputation which TCI enjoys worldwide in the Names or Marks.

SECTION 17.  NON-USE OF NAMES AND MARKS UPON TERMINATION.

             Upon the termination of this Agreement or the License for any reason whatsoever, the Company shall immediately discontinue the use of, and thereafter refraining from using, the Names, Marks, or any Similar Mark, as a company name or trade name or part thereof, or otherwise in connection with the business and activities of the Company or the sale or marketing of any products or services, in the United States or any other jurisdiction; provided, however,
                                                             --------  -------
that, during the six month period immediately following any such termination (other than a termination of the Term upon the third anniversary of the Effective Date as provided in Section 1(e) hereof), the Company may complete its performance under any contract entered into by the Company in the ordinary course of business prior to notice of any such termination, so long as the Company complies with its obligations set forth herein as if this Agreement continued in full force and effect. Upon termination of this Agreement or the License, upon the written request of TCI, the Company shall destroy or deliver to TCI, at the Company's expense, any and all advertising, promotional and other materials, labels, packaging materials or the like bearing or containing the Names or Marks, as TCI in its sole discretion shall determine.

SECTION 18.  INJUNCTIVE RELIEF UPON TERMINATION.

             The Company acknowledges that any failure by the Company to comply with its obligations under Section 17 upon the termination of this Agreement or the License will result in immediate and irreparable injury to TCI, and that, in addition to any provable damages and the right to recover the costs and expenses of any related litigation, TCI shall be entitled to equitable relief by way of temporary and permanent injunctions and such other further relief as any court with jurisdiction may deem appropriate.

SECTION 19.  ASSIGNMENT.

             The Company shall not assign this Agreement or the License, or any rights of the Company hereunder. TCI may assign or otherwise transfer this Agreement and its rights hereunder to any direct or indirect affiliate of TCI, or otherwise upon the sale or other transfer of TCI's entire business, or of that part of TCI's business to which the License relates, or the sale of the Marks, provided that any successor or assignee of TCI agrees to be bound by the terms and provisions of this Agreement.

SECTION 20.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

             The representations, warranties, covenants, acknowledgments and agreements of the parties set forth in this Agreement shall survive the execution and delivery of this Agreement and shall be effective during the term of this Agreement and the License; and the obligations of the Company under Sections 5, 6, 7, 8, 9, 13, 14, 18 and 19, and the obligations of TCI under Sections 4 and 12, shall survive the termination of this Agreement or the License for any reason whatsoever, including, without limitation, any breach of this Agreement by either TCI or the Company.

SECTION 21.  MISCELLANEOUS.

             (a)   Entire Agreement. This Agreement constitutes the entire
                   ----------------
agreement between the parties hereto with respect to the subject matter hereof and supersedes all previous negotiations, commitments and writings with respect to such subject matter.

             (b)   Governing Law. This Agreement shall be governed by and
                   -------------
construed in accordance with (i) the laws of the State of Colorado applicable to contracts executed in and to be performed in that state and (ii) as applicable, the Federal laws of the United States of America.

             (c)   Notices. All notices, requests, demands and other
                   -------
communications under this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of service if served personally on the party to whom notices is to be given; (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission;
(iii) on the day after sending by Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service; or
(iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

             If to TCI:

             Tele-Communications, Inc.
             5619 DTC Parkway
             Englewood, Colorado  80111
             Attention:  General Counsel
             Telecopy: (303) 488-3245

             If to the Company:

             TCI Satellite Entertainment, Inc.
             8085 South Chester, Suite 300
             Englewood, Colorado 80112
             Facsimile (303) 712-4977
             Attention: Gary S. Howard, President

             A party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

             (d)   Amendment.  This Agreement may not be amended or modified in
                   ---------
any respect except by a written agreement signed by the parties hereto.

             (e)   Successors and Assigns; No Third-Party Beneficiaries.  This
                   ----------------------------------------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement is intended to confer upon any other persons other than the parties hereto or their respective successors and permitted assigns, any rights or remedies, except as otherwise expressly set forth herein.

             (f)   Counterparts. This Agreement may be executed in counterparts,
                   ------------
each of which shall be an original instrument and all of which together shall constitute a single contract.

             (g)   No Waiver. No waiver by either party hereto of any term or
                   ---------
condition of this Agreement, in any one or more instances, shall operate as a waiver of such term or condition at any other time.

             (h)   Interpretation. The section headings contained in this
                   --------------
Agreement are solely for the purpose of reference and do not constitute a part of this Agreement.

             (i)   Severability. If any provision of this Agreement shall be
                   ------------
invalid or unenforceable, such invalidity or unenforceability shall not render the entire Agreement invalid. Rather, the Agreement shall be construed as if not containing the particular invalid or unenforceable provisions, and the rights and obligations of each party shall be construed and enforced accordingly.

             (j)   No Joint Venture. Nothing contained herein shall constitute
                   ----------------
either party an employee, agent or partner of, or joint venturer with, the other party.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                       TELE-COMMUNICATIONS, INC.


                                       By:  /s/ Stephen M. Brett
                                            -------------------------------
                                            Name: Stephen M. Brett
                                            Title: Executive Vice President


                                       TCI SATELLITE ENTERTAINMENT, INC.


                                       By:  /s/ Gary S. Howard
                                            -------------------------------
                                            Name: Gary S. Howard
                                            Title: President

                                   EXHIBIT A


                                     Marks
                                     -----



                                 U.S. Registration  Date Registered
Description                            Number           in U.S.
-----------                      -----------------  ---------------
1.  "TCI"                                1,244,804         7/ 5/83

2.  "TCI"                              [1,840,915]       [ 6/21/94]

3.  DESIGN: "Illuminating The          [1,731,665]       [11/10/92]
    Globe" (See Attachment #1)

4.  "Tempo"

5.  "PRIMESTAR By TCI"